EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	3Q 2010	3Q 2009

Reported Net Income	$1,191	$927
EPS - Diluted	$1.46	$1.14

Core Results	$1,196	$929
EPS - Diluted	$1.47	$1.14

Total Worldwide Sales Volumes (mboe/day)	749	702

Total Worldwide Crude Oil Realizations ($/BBL)	$70.71	$62.79
Domestic Natural Gas Realizations ($/MCF)	$4.20	$3.04

Wtd. Average Basic Shares O/S (mm)	812.7	811.8
Wtd. Average Diluted Shares O/S (mm)	813.9	814.4

	YTD 2010	YTD 2009

Reported Net Income	$3,318	$1,977
EPS - Diluted	$4.07	$2.43

Core Results	$3,336	$2,025
EPS - Diluted	$4.09	$2.48

Total Worldwide Sales Volumes (mboe/day)	741	711

Total Worldwide Crude Oil Realizations ($/BBL)	$71.57	$51.44
Domestic Natural Gas Realizations ($/MCF)	$4.67	$3.15

Wtd. Average Basic Shares O/S (mm)	812.4	811.1
Wtd. Average Diluted Shares O/S (mm)	813.8	813.9

Shares Outstanding (mm)	812.6	811.7

Cash Flow from Operations	$6,600	$3,800

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Third Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,745			$1,745

Chemical	189			189

Midstream, marketing and other	163			163

Corporate
Interest expense, net	(19)			(19)

Other	(66)			(66)

Taxes	(816)			(816)

Income from continuing operations	1,196	-		1,196
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,191	$5		$1,196

Basic Earnings Per Common Share
Income from continuing operations	$1.47
Discontinued operations, net	(0.01)
Net Income	$1.46			$1.47

Diluted Earnings Per Common Share
Income from continuing operations	$1.47
Discontinued operations, net	(0.01)
Net Income	$1.46			$1.47

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Third Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,464			$1,464

Chemical	72			72

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(33)			(33)

Other	(102)			(102)

Taxes	(549)			(549)

Income from continuing operations	929	-		929
Discontinued operations, net of tax	(2)	2	Discontinued operations, net	-
Net Income	$927	$2		$929

Basic Earnings Per Common Share
Income from continuing operations	$1.14
Discontinued operations, net	-
Net Income	$1.14			$1.14
Diluted Earnings Per Common Share
Income from continuing operations	$1.14
Discontinued operations, net	-
Net Income	$1.14			$1.14

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 First Nine Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$5,417			$5,417

Chemical	327			327

Midstream, marketing and other	270			270

Corporate
Interest expense, net	(77)			(77)

Other	(256)			(256)

Taxes	(2,345)			(2,345)

Income from continuing operations	3,336	-		3,336
Discontinued operations, net of tax	(18)	18	Discontinued operations, net	-
Net Income	$3,318	$18		$3,336

Basic Earnings Per Common Share
Income from continuing operations	$4.10
Discontinued operations, net	(0.02)
Net Income	$4.08			$4.10

Diluted Earnings Per Common Share
Income from continuing operations	$4.09
Discontinued operations, net	(0.02)
Net Income	$4.07			$4.09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 First Nine Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$3,092	$8	Rig contract terminations	$3,100

Chemical	356			356

Midstream, marketing and other	154			154

Corporate
Interest expense, net	(76)			(76)

Other	(297)	40	Severance	(242)
		15	Railcar leases

Taxes	(1,245)	(22)	Tax effect of adjustments	(1,267)

Income from continuing operations	1,984	41		2,025
Discontinued operations, net of tax	(7)	7	Discontinued operations, net	-
Net Income	$1,977	$48		$2,025

Basic Earnings Per Common Share
Income from continuing operations	$2.44
Discontinued operations, net	(0.01)
Net Income	$2.43			$2.49
Diluted Earnings Per Common Share
Income from continuing operations	$2.44
Discontinued operations, net	(0.01)
Net Income	$2.43			$2.48

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Third Quarter		Nine Months
	2010	2009	2010	2009

Foreign Exchange Gains & (Losses) *	2	(3)	1	28

*Amounts shown after-tax

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2010	2010	2009	2010	2009
REPORTED INCOME	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	1,745	1,853	1,464	5,417	3,092
Chemicals	189	108	72	327	356
Midstream, marketing and other	163	13	77	270	154
Corporate & other	(85)	(105)	(135)	(333)	(373)
Pre-tax income	2,012	1,869	1,478	5,681	3,229

Income tax expense
Federal and state	322	329	189	958	349
Foreign	494	471	360	1,387	896
Total	816	800	549	2,345	1,245

Income from continuing operations	1,196	1,069	929	3,336	1,984

Worldwide effective tax rate	41%	43%	37%	41%	39%

	2010	2010	2009	2010	2009
CORE RESULTS	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	1,745	1,853	1,464	5,417	3,100
Chemicals	189	108	72	327	356
Midstream, marketing and other	163	13	77	270	154
Corporate & other	(85)	(105)	(135)	(333)	(318)
Pre-tax income	2,012	1,869	1,478	5,681	3,292

Income tax expense
Federal and state	322	329	189	958	371
Foreign	494	471	360	1,387	896
Total	816	800	549	2,345	1,267

Core results	1,196	1,069	929	3,336	2,025

Worldwide effective tax rate	41%	43%	37%	41%	38%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2010	2010	B / (W)
Oil & Gas	$1,745	$1,853	$(108)
Chemical	189	108	81
Midstream, marketing and other	163	13	150
Corporate
Interest expense, net	(19)	(22)	3
Other	(66)	(83)	17
Taxes	(816)	(800)	(16)
Income from continuing operations	1,196	1,069	127
Discontinued operations, net	(5)	(6)	1
Net Income	$1,191	$1,063	$128

Earnings Per Common Share
Basic	$1.46	$1.31	$0.15
Diluted	$1.46	$1.31	$0.15

Worldwide Effective Tax Rate	41%	43%	2%

OCCIDENTAL PETROLEUM
2010 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Second
	Quarter	Quarter
	2010	2010	B / (W)
Oil & Gas	$1,745	$1,853	$(108)
Chemical	189	108	81
Midstream, marketing and other	163	13	150
Corporate
Interest expense, net	(19)	(22)	3
Other	(66)	(83)	17
Taxes	(816)	(800)	(16)
Core Results	$1,196	$1,069	$127

Core Results Per Common Share
Basic	$1.47	$1.31	$0.16
Diluted	$1.47	$1.31	$0.16

Worldwide Effective Tax Rate	41%	43%	2%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,745	$1,464	$281
Chemical	189	72	117
Midstream, marketing and other	163	77	86
Corporate
Interest expense, net	(19)	(33)	14
Other	(66)	(102)	36
Taxes	(816)	(549)	(267)
Income from continuing operations	1,196	929	267
Discontinued operations, net	(5)	(2)	(3)
Net Income	$1,191	$927	$264

Earnings Per Common Share
Basic	$1.46	$1.14	$0.32
Diluted	$1.46	$1.14	$0.32

Worldwide Effective Tax Rate	41%	37%	-4%

OCCIDENTAL PETROLEUM
2010 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Third
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,745	$1,464	$281
Chemical	189	72	117
Midstream, marketing and other	163	77	86
Corporate
Interest expense, net	(19)	(33)	14
Other	(66)	(102)	36
Taxes	(816)	(549)	(267)
Core Results	$1,196	$929	$267

Core Results Per Common Share
Basic	$1.47	$1.14	$0.33
Diluted	$1.47	$1.14	$0.33

Worldwide Effective Tax Rate	41%	37%	-4%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2010	2009	2010	2009
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
	California	92	92	92	93
	Permian	160	162	160	164
	Midcontinent Gas	18	15	18	14
	Total	270	269	270	271
Natural Gas (MMCF)
	California	276	269	288	240
	Permian	122	133	126	127
	Midcontinent Gas	258	251	257	265
	Total	656	653	671	632
Latin America
Crude Oil (MBBL)
	Argentina	30	30	34	37
	Colombia	36	39	32	40
	Total	66	69	66	77
Natural Gas (MMCF)
	Argentina	35	27	33	30
	Bolivia	19	18	15	17
	Total	54	45	48	47
Middle East / North Africa
Crude Oil and Liquids (MBBL)
	Bahrain	3	-	3	-
	Dolphin	25	26	24	26
	Libya	12	9	13	10
	Oman	66	50	60	48
	Qatar	79	77	77	78
	Yemen	30	34	32	36
	Total	215	196	209	198
Natural Gas (MMCF)
	Bahrain	181	-	169	-
	Dolphin	250	258	238	258
	Oman	47	48	49	50
	Total	478	306	456	308

Barrels of Oil Equivalent (MBOE)		749	702	741	711

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2010	2009	2010	2009
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)		270	269	270	271
Natural Gas (MMCF)		656	653	671	632

Latin America
Crude Oil (MBBL)
	Argentina	39	31	37	36
	Colombia	33	38	33	40
	Total	72	69	70	76

Natural Gas (MMCF)		54	45	48	47

Middle East / North Africa
Crude Oil and Liquids (MBBL)
	Bahrain	3	-	3	-
	Dolphin	25	26	24	26
	Libya	12	10	14	11
	Oman	63	51	60	48
	Qatar	78	79	77	79
	Yemen	30	34	32	36
	Total	211	200	210	200

Natural Gas (MMCF)		478	306	456	308

Barrels of Oil Equivalent (MBOE)		751	705	746	711

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2010	2009	2010	2009

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	71.14	63.37	71.96	52.04
Natural gas ($/MCF)	4.20	3.04	4.67	3.15

Latin America
Crude Oil ($/BBL)	61.01	55.40	59.91	46.51
Natural Gas ($/MCF)	3.83	2.87	3.71	3.04

Middle East / North Africa
Crude Oil ($/BBL)	73.66	66.04	75.39	53.55

Total Worldwide
Crude Oil ($/BBL)	70.71	62.79	71.57	51.44
Natural Gas ($/MCF)	2.82	2.53	3.13	2.59

	Third Quarter		Nine Months
	2010	2009	2010	2009
Exploration Expense
United States	$63	$45	$135	$107
Latin America	-	4	5	14
Middle East / North Africa	20	7	72	47
TOTAL REPORTED	$83	$56	$212	$168

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
Capital Expenditures ($MM)		2010	2009	2010	2009
Oil & Gas
California		$215	$118	$544	$402
Permian		136	57	290	328
Midcontinent Gas		52	9	138	77
Latin America		120	93	335	401
Middle East / North Africa		340	234	855	768
Exploration		46	18	138	95
Chemicals		50	43	129	114
Midstream, marketing and other		128	165	357	430
Corporate		13	9	30	34
	TOTAL	$1,100	$746	$2,816	$2,649

Depreciation, Depletion &		Third Quarter		Nine Months
Amortization of Assets ($MM)		2010	2009	2010	2009
Oil & Gas
Domestic		$346	$317	$1,046	$932
Latin America		99	140	346	463
Middle East / North Africa		294	199	853	586
Chemicals		81	78	242	222
Midstream, marketing and other		32	30	105	79
Corporate		6	5	16	15
	TOTAL	$858	$769	$2,608	$2,297

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

		30-Sep-10	31-Dec-09

CAPITALIZATION

Long-Term Debt (including current maturities)		$2,512	$2,796

Others		-	25

	Total Debt	$2,512	$2,821

EQUITY		$31,844	$29,159

Total Debt To Total Capitalization		7%	9%